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                                                                         EX-23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K A-2 into the Company's previously filed Registration Statements Nos. 333-23630 and 333-28003.



                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
December 14, 1998